UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
March 29, 2021
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PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38498	82-3605465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 Future Way
Draper, Utah 84020
(Address of principal executive offices)

(801) 784-9007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001, par value per share	PS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 29, 2021, Pluralsight, Inc. (“Pluralsight”), issued guidance for certain financial metrics for the quarter ended March 31, 2021, based on preliminary financial results for the quarter through March 29, 2021.
First Quarter 2021 Guidance
•Billings – Q1 2021 billings are expected to be between $100.0 - $103.0 million.
•Revenue – Q1 2021 revenue is expected to be between $104.5 - $106.5 million.
Pluralsight’s financial results for the quarter ended March 31, 2021 is subject to the completion of the quarter and of our financial closing procedures. The guidance set forth above has been prepared by, and is the responsibility of, our management. We currently expect that our final results of operations and other data will be consistent with the guidance set forth above, but such guidance is preliminary and our actual results of operations and other data could be materially higher or lower than the guidance set forth above due to the completion of the quarter and of our financial closing procedures, final adjustments and other developments that may arise between now and the time our financial statements are completed.

The information contained in Item 8.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including our financial outlook for the first quarter of 2021. There are a significant number of factors that could cause actual results to differ materially from forward-looking statements made in our filings and releases, including in this release, including: our ability to achieve the anticipated benefits of our previously disclosed transactions with Lake Holdings (as defined in our most recent Annual Report); the extent of disruption to our business caused by the transactions with Lake Holdings and its effect, if any with our customers, including the potential disruption if the transactions with Lake Holdings are not completed; our ability to attract and retain customers; our ability to expand our course library and develop new platform features; the demand for, and market acceptance of our platform; competition; our ability to respond to rapid technological changes; our expectations of the potential impact the COVID-19 pandemic may have on our business; our ability to improve sales management and execution; our ability to successfully defend ourselves in legal proceedings; and other market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 26, 2021, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represent amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

Date:	March 29, 2021	/s/	James Budge
James Budge
Chief Financial Officer

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